
PROSPECTUS

DARUMA MID-CAP VALUE FUND
60 East 42nd Street
Suite 1112
New York, NY  10165
(800) 435-5076

October 28, 1999

The Daruma Mid-Cap Value Fund is (the "Fund") is a series of
 The Daruma Funds, Inc. (the "Company"), a no-load diversified, open-end management investment company. The Fund's objective is to seek long-term capital appreciation by investing primarily in the common stocks of medium capitalization companies.

AS WITH ALL MUTUAL FUNDS, THE U.S. SECURITIES AND
EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED
THESE SECURITIES AND DOES NOT GUARANTEE THE ACCURACY OR
COMPLETENESS OF THIS PROSPECTUS.  IT IS A CRIMINAL OFFENSE
TO SUGGEST OTHERWISE.



TABLE OF CONTENTS
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				page
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Risk/Return Summary
Fund Performance
Fund Expenses
Financial Highlights
Investment Objective
Principal Investment Strategies
Additional Investment Policies
Investment Risks
Management of the Fund
How to Purchase Shares
How to Redeem Shares
Net Asset Value
Dividends and Distributions
Taxes
Shareholder Information

RISK/RETURN SUMMARY

Investment Objective
	The Fund's investment objective is to provide long-term capital appreciation by investing, under normal circumstances, at least 65% of its total assets in medium capitalization (mid-cap) companies.  Although the Fund will strive to achieve its goal, there is no assurance that it will.

Investment Strategy
	The Fund invests in mid-cap companies that Daruma Asset Management, Inc.,
 (the "Adviser"), believes are undervalued and whose anticipated earnings growth will accelerate. Companies with equity market capitalization from
$500 million to $7 billion at the time of investment are considered mid-cap companies. The Fund believes that buying the common stock of companies that are undervalued and changing provides the best combination of risk and reward. The Fund will invest in a portfolio normally composed of approximately 35 common stocks diversified among a broad range of industries.

Why focus on Mid-Cap Stocks?
	There are three reasons why the Fund focuses on mid-cap stocks.

 First, mid-cap stocks are generally less volatile than small-cap stocks.
 By focusing on the mid-cap sector, the Fund hopes to capture most of the long-term outperformance smaller companies generate versus larger companies, while experiencing less volatility and risk.
 Second, the mid-cap universe is not well followed on Wall Street, allowing the Adviser's emphasis on primary research to add value.
 Third, medium-sized companies historically undergo evolutionary changes in their businesses at a faster rate than large companies do, allowing for more frequent investment opportunities.

Who Should Invest in the Fund?
	Investors who have a long-term time horizon and can accept stock market risk as well as the more volatile returns of mid-cap stocks versus "blue chip"
 stocks.  This Fund is an appropriate investment for individuals, educational funding accounts, trusts, foundations, endowments, as well as IRAs and other tax-deferred accounts.

Risks of Investing in the Fund
	Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest.  The price of Fund shares will increase and decrease according to changes in the value of the Fund's investments.  This Fund will be affected primarily by changes in stock prices.  Because the Fund seeks long-term capital appreciation by investing primarily in mid-cap companies, its investments are likely to involve a higher degree of liquidity risk and price volatility than investments in larger capitalization securities.
	Although the Fund is diversified within the meaning of the Investment
 Company Act of 1940, as amended, it will normally invest in a limited number of securities.  Therefore, the Fund may contain more risk than other funds with a similar objective invested in a broader range of securities.
 To the extent that the Fund invests in a limited number of securities, it may be more susceptible to any single, corporate, economic, political or regulatory occurrence than a more widely diversified fund.
	An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any
 other government agency.

	You should keep in mind that an investment in the Fund is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Fund with your investment consultant to determine whether it is an appropriate investment for you.
FUND PERFORMANCE

	This bar chart and table can help you evaluate the potential risks of investing in the Fund.  They show changes in the Fund's yearly performance over the life of the Fund and compare the Fund's average annual returns for the past one year and the life of the Fund to those of the S&P MidCap Index1 and the
Russell 2000 Stock Index2 during each period.  You should keep in mind that the Fund's past performance is not necessarily an indication of how it will perform in the future.



BAR GRAPH
Total Returns for the Daruma Mid-Cap Value fund at 12/31*

1996: +8%
1997: +36%
1998: -6%

For the six months ended September 30, 1999, the Fund's performance was (13.97)%.

Best Quarter		6/30/97		+21.70%
Worst Quarter		9/30/98		(23.93)%

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Average Annual Total Returns for the period ended December 31, 1998
					Daruma		S&P		Russell
					Mid-Cap	Mid-Cap	20002
					Fund		Index1
For the period ended December 31, 1998
One Year				(6.14)%	+19.36	%	(2.56)%
Average Annual Total Return Since
  Inception				+14.31%	+26.30%	+11.11%

* Inception date of the Daruma Mid-Cap Value Fund was August 16, 1996.
1 The S&P MidCap Index is the Standard & Poor's MidCap Index, which is an unmanaged index of 400 domestic companies frequently used as a general measure of stock market performance. The index is unmanaged and does not include the actual costs of buying, selling and holding securities.
2 The Russell 2000 Stock Index is measures the performance of the 2000 smallest companies out of the 3000 largest publicly traded U.S.-domiciled companies by market capitalization. The index is unmanaged and does not include the actual costs of buying, selling and holding securities.

FUND EXPENSES

	The following table describes the fees and expenses that you would pay in connection with an investment in the Fund.
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

Shareholder Transaction Fees
(fees paid directly from your investment)

Maximum Sales Load Imposed on Purchases
None
Maximum Sales Load on Reinvested Dividends
None
Redemption Fee
None
Exchange Fee
None
Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)

Year ended June 30, 1999:

Management Fees*
1.00%
Distribution and Service (12b-1) Fees
0.00%
Other Expenses*
2.43%
Total Operating Expenses*
3.43%


* Daruma Asset Management, Inc. has voluntarily undertaken to waive fees and pay expenses in order to prevent total operating expenses (exclusive of taxes, interest, brokerage commissions and extraordinary expenses) from exceeding 1.50% of average daily net assets.

Example
	This example is intended to help you compare the cost of investing in the
 Fund with the cost of investing in other mutual funds.  The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same**  Although your actual costs may be higher or lower, based on these assumptions your costs would be:
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

1 Year
3 Years
5 Years
10 Years
Daruma Mid-Cap Value
fund
$346
$1,053
$1,784
$3,712
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** The Fund's actual rate of return may be greater or less than the hypothetical 5% return we use here.  This example does not assume the voluntary expense cap described above.  With  such expense cap, the amounts paid over the 1, 3, 5 and 10 years would equal $153, $474, $818 and $1,791, respectively.

FINANCIAL HIGHLIGHTS

	The financial highlights table is intended to help you understand the Fund's financial performance since the Fund's inception on August 16, 1996.
  Certain information reflects financial results for a single Fund share.
  The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions).  This information has been audited by
Ernst & Young LLP, independent auditors, whose report, along with the Fund's financial statements, are included in the Fund's annual report, which is available upon request.  The information presented is historical and is not intended to indicate future performance of the Fund.
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
										For the period
						For the year	For the year	    8/16/96 (e)
						    ended		    ended		    through
						   6/30/99	    6/30/98	     6/30/97
Net Asset Value, Beginning of Period		$13.33		$12.90		    $10.00
Income from Investment Operations:
  Net investment loss(c)				  (0.07)		  (0.07)		     (0.07)
Net realized and unrealized (loss)/gain
    on investments					  (1.35)		   2.05		      2.98
Total from Investment Operations			 (1.42)		  1.98		      2.91
Less Distributions:
Distributions from net realized gains		 (0.34)		  (1.55)		     (0.01)
Net Asset Value, End of Period			$11.57		$13.33		    $12.90

Total Investment Return				(11%)		16%		       29%(d)

Ratios/Supplemental Data:
Net Assets, End of Period				$2,659,408	$3,139,406	$1,459,161
Ratio of Expenses to Average Net Assets (a)		1.50%		1.49%		1.49%(d)
Ratio of Net Investment Loss to Average Net
  Assets(b)					(0.6%)		(0.5%)		(0.6%)(d)
Portfolio Turnover Rate				89%		73%		46%

(a) The ratio of expenses to average net assets before waiver of fees and reimbursement of expenses by the investment adviser would have been 3.43%, 2.97% and 5.10% for the periods ended June 30, 1999, 1998 and 1997, respectively.
(b) The ratio of net investment loss to average net assets before waivers and expense reimbursements by the investment adviser would have been (2.50%), (2.00%) and (4.21%) for the periods ended June 30, 1999, 1998 and 1997, respectively.
(c) Calculated using average shares outstanding during the period.
(d) Not annualized
(e) Commencement of operations.

INVESTMENT OBJECTIVE

	The Fund's investment objective is to seek long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

	The Fund seeks to achieve its objective by investing primarily in equity securities of medium capitalizations companies (companies with market capitalization ranging from $500 million to $7 billion), including stocks of companies listed on the S&P MidCap Index. The Company's Board of Directors, however, may change this definition of medium capitalization companies based on current market conditions without shareholder approval.

	The Adviser believes that original research drives performance.  The Adviser invests in companies that it believes are about to undergo significant positive changes in earnings growth, and whose valuations do not yet reflect such changes.  The Adviser attempts to identify those mid-cap companies that meet these investment criteria by conducting its own thorough and original research.

	The Fund will normally invest in a portfolio of approximately 35 equity securities considered by the Adviser to have the potential for providing long-term capital appreciation. The Adviser believes that by investing in a portfolio of approximately 35 companies, the Fund will be able to diversify its holdings and will attempt to avoid certain of the risks associated with an investment in mid-cap companies.

	Under normal circumstances, the Fund invests at least 65% of its total assets in the equity securities of medium capitalization companies.  The Fund will not sell a stock just because the company has grown to a market capitalization which exceeds the definition of  medium capitalization companies that may, on occasion, purchase companies with market capitalizations greater than that standard.The Fund may also invest in other types of equity and debt securities such as nonconvertible and convertible preferred stocks, bonds and warrants, foreign securities
(such as American Depositary Receipts), U.S. government and agency securities, short-term fixed income securities, and may retain assets in cash or cash equivalents.  The Fund will only invest in investment grade bonds and short-term fixed income securities having a rating at the time of investment of at least, or equivalent to BBB (which may have speculative characteristics) by Standard & Poor's Rating
 Groups ("S&P") or, if unrated, determined by the Adviser to be of comparable quality.  The values of debt and fixed income securities are likely to decline in times of rising interest rates and to rise in times of falling interest rates.  Generally, the longer the maturity of a fixed income security, the more pronounced is the effect of a change in interest rates on the value of the security.  Securities in the lowest investment grade debt category generally have higher yields, may have speculative characteristics and, as a result, changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher investment grade securities.

	Although the Fund currently does not do so, it may, from time to time invest more than 25% of the value of its total assets in the securities of other investment companies (open or closed-end) and up to 5% of its total assets in the securities of any one investment company.  These investments would result in the layering of fees since the Fund would pay the fees and expenses applicable to investing in such other investment companies.

	When the Adviser believes that market conditions warrant a temporary defensive position, the Fund may invest up to 100% of its assets in short-term instruments such as U.S. Treasury bills, high quality commercial paper, bank certificates of deposit, bankers' acceptances, or repurchase agreements collateralized by U.S. Government securities.  To the extent that the Fund is investing in these temporary defensive instruments, it will not be pursuing its investment objective.


ADDITIONAL INVESTMENT POLICIES

	The following is a list of other investment policies that may be used by the
 Fund from time to time.

Borrowing

The Fund may borrow money from banks for temporary, and/or extraordinary purposes. Such borrowing will not exceed an amount equal to one-third of the value of the Fund's total assets less its liabilities. The Fund will not purchase additional securities when borrowings exceed 5% of total assets. The Fund does not intend to engage in reverse repurchase agreements.


Illiquid Securities
The Fund may invest up to 15% of its net assets in illiquid securities. Illiquid securities are securities that, because of the absence of a readily available market or due to legal or contractual restrictions on resale, cannot be sold within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the investment. Illiquid securities include restricted securities and repurchase agreements maturing in more than seven days. The Fund may invest in certain securities that would otherwise be considered illiquid because of resale restrictions to the general public but may be offered and sold only to "qualified institutional buyers" under Rule
144A of the Securities Act of 1933, if the Fund's Board of Directors determines that the securities are liquid and not subject to the 15% limitation on illiquid securities. Should the Board of Directors make this determination, it will carefully monitor the security (focusing on such factors, among others, as trading activity and availability of information) to determine that the Rule 144A security continues to be liquid. Because the institutional trading market is relatively new, it is not possible to predict with assurance exactly how the market for Rule
144A securities will further evolve. This investment practice could have the effect of increasing the level of illiquidity in the Fund to the extent that qualified institutional buyers become for a time uninterested in purchasing Rule 144A securities. Generally, foreign securities freely tradeable in their principal markets are not considered restricted or illiquid securities. Illiquid securities may be difficult for the Fund to value or dispose of and the Fund may incur expenses that would not be incurred in the sale of securities that are freely marketable.


Repurchase Agreements
A repurchase agreement is an agreement between a buyer and seller of securities in which the seller agrees to buy the securities back within a specified time at the same price the buyer paid for them, plus an amount equal to an agreed-upon interest rate. Not more than 15% of the Fund's assets may be invested in repurchase agreements having a maturity in excess of seven days. Repurchase agreements may be entered into with a Federal Reserve System bank or "primary dealers" in U.S. Government securities.



Foreign Securities
The Fund will not invest more than 15% of its total assets in foreign debt and/or equity securities, or American Depositary Receipts
("ADRs"). Foreign securities investments involve certain risks, such as political or economic instability of the issuer or of the country of issue, and the possibility of imposition of exchange controls. These securities may also be subject to greater fluctuations in price than the securities of U.S. corporations, and there may be less publicly available information about their operations. Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and foreign markets may be less liquid or more volatile than U.S. markets and may offer less protection to investors such as the Fund. In addition, dividends and interest paid by foreign issuers may be subject to withholding and other foreign taxes, and transaction costs such as brokerage commissions are generally higher than in the United States.


Short Sales
The Fund will only make short sales (up to a maximum of 10%) that are short sales of securities "against the box." A short sale "against the box" is a sale of a security that the Fund at all times during which the short position is open either owns an equal amount of or has the immediate and unconditional right to acquire at no additional cost.
The Fund will make short sales "against the box" as a form of hedging to offset potential declines in long positions in the same or similar securities.


Portfolio Turnover
Portfolio turnover rates reflect the amount of securities that are replaced from the beginning of the year to the end of the year by a Fund. The Fund's portfolio turnover rate will be influenced by the Fund's investment objectives, other investment policies, market conditions and the need to meet redemptions. While the rate of portfolio turnover will not be a limiting factor when the Adviser deems changes appropriate, it is anticipated that the Fund's annual portfolio turnover rate should not generally exceed 100%. The degree of portfolio activity may affect brokerage costs and other transaction costs of the Fund, as well as taxes payable by the Fund's shareholders that are subject to federal income tax.


INVESTMENT RISKS
	The Fund is designed for long-term investors who are willing to invest without concern for current income and to accept the risks associated with investing in a mutual fund seeking long-term capital appreciation.  Investors should consider their investments goals, their time horizon for achieving them and their tolerance for risk before investing in the Fund.  The following highlights some of the principal risks of investing in this Fund.

Market Risk
	Market risk is the risk that all or a majority of the securities in a certain market, like the stock or bond market, will decline in value over a short or extended period of time because of factors such as economic conditions, future expectations or investor confidence.  As the U.S. economy has expanded, corporate profits have grown and share prices have risen.  Economic growth has been punctuated by periodic declines where share prices of even the best managed and most profitable companies decline.  Stocks of mid-cap companies may not be well know to the public, have lower trading volume and may be more volatile in price than larger capitalized stocks included in the
 S&P 500 Stock Index.  Thus, the Fund should only be used as an investment vehicle for those with longer time horizons, and should not be used to capture short-term swings in the market.

Interest Rate Risk
	Interest rate risk is the risk that securities, particularly bonds with longer maturities, will decrease in value if interest rates rise, and increase in value when interest rates fall.  Investments in equity securities issued by small and medium sized companies which often borrow money to finance operations, may be adversely affected by rising interest rates.

Foreign Risk
	Foreign risk is the risk that foreign securities may be adversely affected by political instability, changes in currency exchange rates, foreign economic conditions or inadequate regulatory and accounting standards.  In addition, there is the possibility of expropriation, nationalization or confiscatory taxation, taxation of income earned in foreign nations or other taxes imposed with respect to investments in foreign nations, foreign exchange controls, which may include suspension of the ability to transfer currency from a given country, and default in foreign government securities.  The Fund, however, limits foreign risk by only allowing up to 15% of its total assets to be invested in foreign securities.

Currency Fluctuations
	Investments in foreign securities may be denominated in foreign currencies.
 The value of Fund investments denominated in foreign currencies may be affected, favorably or unfavorably, by the relative strength of the U.S.
 dollar, changes in foreign currency and U.S. dollar exchange rates and exchange control regulation.  The Fund's net asset value per share may, therefore, be affected by changes in currency exchange rates.  Changes in foreign currency exchange rates may affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, to be distributed to shareholders of the Fund.  Foreign currency exchange rates generally are determined by the forces of supply and demand in foreign exchange markets and the relative merits of investment in different countries, actual or perceived changes in interest rates or other complex factors, as seen from an international perspective.  In addition, the Fund may incur costs in connection with conversions between various currencies.

"Euro" Risk
	While the introduction of the Euro for the participating countries generally occurred without significant market or operational disruption, the Euro still presents certain political and economic uncertainties.  These uncertainties may include political reaction against the Euro in participating countries and operational difficulties as a result of the fact that some securities still pay dividends and interest in the old currencies.  These uncertainties could cause market disruptions and could adversely affect the value of securities held by the Fund.

Year 2000
	Many services provided to the Company and the Fund by the Adviser and the Company's other service providers (collectively, the "Service Providers") rely on the functioning of their respective computer systems. Many computer systems cannot distinguish the year 2000 from the year 1900, with the resulting potential difficulty in performing various systems functions.
  This problem has typically been called the Year 2000 Issue (the "Year 2000 Issue"). The Year 2000 Issue could potentially have an adverse impact on the handling of security trades, the payment of interest and dividends, pricing, account services and other Company operations.

	The Service Providers recognize the importance of the Year 2000 Issue and have advised the Company that their systems are Year 2000 compliant.  At this time, there can be no assurance that this will be sufficient to avoid any adverse impact on the Fund, the Fund's investments or on global markets or economies generally.  In addition, it has been reported that foreign institutions have made less progress in addressing the Year 2000 Issue than major U.S.
entities, which could adversely affect any foreign investments made by the Fund.

MANAGEMENT OF THE FUND

Adviser
	Daruma Asset Management, Inc., a registered investment adviser, serves as the
Fund's investment adviser pursuant to an Investment Advisory Agreement entered into with the Fund.  The Adviser is a New York corporation, with its principal office located at 60 East 42nd Street, Suite 1112, New York, New York 10165.
 The Adviser has assets under management of approximately $332,000,000 as of
July 31, 1999.  	According to the terms of the Investment Advisory Agreement, the Fund will pay a monthly advisory fee at an annual rate equal to 1% of the first $100 million of the Fund's average daily net assets; 0.75% of the next $100 million of such net assets; and 0.50% of the Fund's average daily net assets of more than $200 million.  Any portion of the advisory fee received by the Adviser may be used by the Adviser to provide investor and administrative services.  The Adviser may voluntarily waive a portion of its fee or assume certain expenses of the Fund, including distribution expenses.  This would have the effect of lowering the overall expense ratio of the Fund and of increasing total return to investors in the Fund.

Portfolio Manager
	Mariko O. Gordon, President and Chief Investment Officer of the Adviser since its founding, is primarily responsible for supervising the Fund's daily investment management activities.  Ms. Gordon has over thirteen years of investment management experience.  Prior to founding the Adviser in 1995, Ms.
Gordon was an equity owner in and Director of Research at Valenzuela Capital
 Management, Inc. ("VCM") from 1990 to 1995, a firm specializing in small-
to mid-cap stocks with over $1 billion under management.  Ms. Gordon's sole responsibility at VCM was portfolio management.  Prior to joining VCM, from
1987 to 1990, she was the Director of Systematic Research at Royce &
Associates, Inc., an investment firm specializing in small-cap value stocks and adviser to several mutual funds.  Ms. Gordon began her investment career as a research analyst at Manning & Napier Advisors, Inc., a firm managing $2 billion for ERISA and Taft-Hartley clients.  Ms. Gordon is a
Chartered Financial Analyst and a graduate of Princeton University.

HOW TO PURCHASE SHARES
Initial Investments by U.S. or Overnight Mail
	You may open an account by completing and signing an Account Application Form and mailing it together with a check payable to "Daruma Mid-Cap Value
Fund" to the following address:

Daruma Mid-Cap Value Fund
c/o American Data Services, Inc.
150 Motor Parkway
Suite 109
Hauppauge, NY  11788

	The minimum initial investment in the Fund is $1,000. Retirement and UGMA (Uniform Gifts to Minors Act) accounts, as well as accounts established with automatic investment plans, however, may initially invest a minimum of $500. Your shares are bought, sold or exchanged at the net asset value determined after your request has been received in proper form. Any request received before the valuation time (currently 4:00 p.m. Eastern Time) will be processed the same business day. Any request received in proper form after the valuation time will be processed the next business day.

Initial Investments by Wire
	You may also purchase shares of the Fund by wiring immediately available federal funds to the Fund's custodian, Firstar Bank (the "Custodian").
The minimum initial investment in the Fund is $1,000.  Retirement and UGMA
 (Uniform Gifts to Minors Act) accounts, as well as accounts established with automatic investment plans, however, may initially invest a minimum of $500.

	In order to wire funds, you must first call the Fund's transfer agent, American Data Services, Inc. (the "Transfer Agent"), at (888) 532-7862 to
 set up your account and obtain an account number by providing the information on the application to the Transfer Agent. Then, you should provide your bank with the following information for purposes of wiring your investment:
Firstar Bank Cinti/Trust
ABA #0420-0001-3
Ref:  Daruma Mid-Cap Value Fund
DDA #485776538
Shareholder Account Number:
Account Name:

	In order to complete your initial wire purchase, you must mail a signed application to the Transfer
Agent at the following address:
American Data Services, Inc.
150 Motor Parkway
Suite 109
Hauppauge, NY 11788

Wire orders will be accepted only on a day that the Fund, the Custodian and the
 Transfer Agent are open for business. A wire purchase will not be considered made until the wired money is received and the purchase is accepted by the Fund.
  Any delays that may occur in wiring money, including delays which may occur in processing by the banks, are not the responsibility of the Fund or the Transfer Agent.
Presently, there is no fee for the receipt of wired funds, but the right to charge shareholders for this service is reserved by the Fund.



Additional Investments
	You may make additional investments at any time by mail or wire.  The Fund's minimum subsequent investment is $100.  Your check must be made payable to
"Daruma Mid-Cap Value Fund."

Automatic Investment Plan
	Additional investments may also be made though the Automatic Investment Plan.
  This option allows you to make regular, automatic transfers from your bank account to purchase additional shares on a monthly or quarterly schedule.
The minimum additional investment amount is $50.  For more information regarding this option, please call the Fund at (800) 435-5076.
Additional Investment Information
	The Fund will not cancel any trade (purchase or redemption) believed to be authentic once the trade as been received.  If your check or wire does not clear, your transaction will be canceled and you will be responsible for any loss the Fund incurs.  If you are already a shareholder, the Fund can redeem shares from any identically registered account in the Fund as reimbursement for any loss incurred.
	Shares of the Fund may also be sold to corporations or other institutions such a trusts, foundations or broker-dealers purchasing for the accounts of others
("Shareholder Organizations").  Investors purchasing and redeeming shares of the Fund through a Shareholder Organization may be charged a transaction-
based fee or other fee for the services of such organization.  Each
Shareholder Organization is responsible for transmitting to its customers a schedule of any such fees and information regarding any additional or different conditions regarding purchases and redemptions.  Customers of
Shareholder Organizations should read this prospectus in light of the terms governing accounts with their organization.  The Fund does not pay to or receive compensation from Shareholder Organizations for the sale of the Fund's shares.

Retirement Plans
	The Fund offers a wide range of plans for individuals and institutions, including large and small businesses, IRAs, SEP-IRAs and Keoghs (profit sharing, money purchase pension). For information on IRAs and all other retirement plans, please call the Fund at (800) 435-5076.

HOW TO REDEEM SHARES

	The Fund allows you to redeem shares without redemption fees.  You may redeem any portion of your account at any time.  Shares of the Fund may be redeemed by mail, or, if authorized, by telephone.  The value of shares redeemed may be more or less than the purchase price, depending on the market value of the investment securities held by the Fund.

Redemptions By Mail
	The Fund will redeem its shares at the net asset value next determined after the request is received if all the required documentation is received in
"good order."  Requests should be addressed to:
Daruma Mid-Cap Value Fund
c/o American Data Services
150 Motor Parkway
Suite 109
Hauppauge, NY 11788


Requests in "good order" must include the following information and documentation:

1. The account number and fund name;
2. The amount of the transaction (specified in dollars or shares);
3. Signatures of all owners EXACTLY as they are registered on the account;
4. Any certificates that you hold for the account; any required signature guarantees (see "Signature Guarantees" below); and
5. Other supporting legal documents, if required, in the case of estates, trusts, guardianships, custodianships, corporations, pension and profit
sharing plans and other organizations.  	If you are not certain of the
requirements for a redemption, please call Shareholder Services at
(888) 532-7862. Redemptions specifying a certain date or share price cannot be accepted and will be returned.

Signature Guarantees
	To protect shareholder accounts, the Fund and its transfer agent from fraud, signature guarantees are required to enable the Fund to verify the identity of the person who has authorized a redemption from an account.  Signature guarantees are required for (1) redemptions where the proceeds are to be sent to someone other than the registered shareholder(s) and the registered address, and (2) share transfer requests.  Signature guarantees may be obtained from certain eligible financial institutions, including but not limited to, the following:  banks, trust companies, credit unions, securities brokers and dealers, savings and loan associations and participants in the Securities Transfer Association Medallion Program
(`STAMP"), the Stock Exchange Medallion Program ("SEMP") or the New York
 Stock Exchange Medallion Signature Program ("MSP").  Shareholders may
contact Shareholder Services at (888) 532-7862 for further details.

Redemptions By Telephone
	Shareholders, who have elected on their application form telephone redemption privileges, may redeem by telephone provided the proceeds are mailed to their address of record.  To redeem shares by telephone, you or your preauthorized representative may call shareholder services at (888) 532-7862.  Redemption requests received by telephone by 4:00 p.m. eastern time are processed on the day of receipt; redemption requests received by telephone after 4:00 p.m.
 eastern time are processed on the business day following receipt.
TELEPHONE REDEMPTIONS WILL NOT BE PERMITTED FOR A PERIOD OF
SIXTY DAYS AFTER A CHANGE IN THE ADDRESS OF RECORD.
	The Fund has authorized the Transfer Agent to act on telephone instructions from any person representing himself or herself to be a shareholder and reasonably believed by the Transfer Agent to be genuine.
  The Fund and the Transfer Agent will employ reasonable procedures to confirm that instructions communicated are genuine and, if such procedures are followed neither the Fund or the Transfer Agent will be liable for any losses incurred.  The procedures employed by the Fund in connection with transactions initiated by telephone include tape recording of telephone instructions and requiring some form of personal identification prior to acting upon instructions received by telephone. The Fund reserves the right to revise or terminate the telephone redemption privilege at any time.  If you have trouble making a telephone redemption during periods of drastic economic or market changes, your redemption request may be made by regular or express mail.

Further Redemption Information
Redemption proceeds for shares of the Fund recently purchased by check may not be distributed until payment for the purchase has been collected, which may take up to fifteen business days from the purchase date. Shareholders can
avoid this delay by utilizing the wire purchase option.  	Other than as
described above, payment of the redemption proceeds will be made within five days after receipt of an order for a redemption. The Fund may suspend the right of redemption or postpone the date at times when the NYSE or the bond market is closed or under any emergency circumstances as determined by
the United States Securities and Exchange Commission (the "SEC").  	If the
Board of Directors determines that it would be detrimental to the best interests of the remaining shareholders of the Fund to make a payment wholly or partly in cash, the Fund may pay the redemption proceeds in whole or in part by a distribution in-kind of readily marketable securities held by the Fund in lieu of cash in conformity with applicable rules of the SEC. Investors generally will incur brokerage charges on the sale of portfolio securities so received in payment of redemptions.

NET ASSET VALUE
	Purchases and redemptions are made at net asset value ("NAV"). NAV is determined by dividing the total assets of the Fund, less all liabilities, by the total number of shares outstanding.  The Transfer Agent determines the NAV per share as of the close of regular trading on the New York Stock Exchange (the "NYSE"), normally 4:00 p.m. Eastern Time, on each day the NYSE is open for trading (the "valuation date").  Currently, the NYSE observes the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day,
Thanksgiving and Christmas.  	Market values for securities listed on an
exchange are based upon the latest quoted sales price as of 4:00 p.m.
Eastern Time, on the valuation date.  Securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities not listed on an exchange are valued at the latest quoted bid price. Temporary cash investments and debt obligations with 60 days or less remaining to maturity are valued at cost, unless the Board of Directors determines that this does not represent fair value. All prices of listed securities are taken from the exchange where the security is primarily traded. Securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. Securities for which market quotations are not readily available or which are restricted as to sale, and other assets are valued by such methods as the Board of Directors deems in good faith to reflect fair value.

DIVIDENDS AND DISTRIBUTIONS

	The Fund intends to pay dividends from net investment income annually in December although more frequent distributions may be made if necessary.
 The Fund also intends to distribute its net realized capital gains, if any, in December. Dividends and distributions will be automatically reinvested in additional shares of the Fund unless the shareholder chooses otherwise.

Choosing A Distribution Option
	Distribution of dividends from the Fund may be made in accordance with several options.  A shareholder may select one of two distribution options:

1. Automatic Reinvestment Option. Both dividends and capital gains distributions will be automatically reinvested in additional shares of the Fund unless the investor has elected the all cash option.
2. All Cash Option. Both dividend and capital gains distributions will be paid in cash.




TAXES

	The Fund intends to qualify under the Internal Revenue Code of 1986, as amended, as a regulated investment company. As a regulated investment company, the Fund generally will not be subject to federal income taxes on the income and  gains that it distributes to its shareholders.
Shareholders will receive information annually as to the tax status of distributions made by the Fund for the calendar year. Generally, fund distributions are taxable to shareholders as either ordinary income or capital gains. This is true whether you reinvest your distributions in additional Fund shares or receive them in cash. Distributions declared in
 December, but paid in January are taxable as if they were paid in December. Distributions paid from the Fund's net investment income and short-term capital gains are taxable to shareholders as ordinary income dividends.
 A portion of the Fund's dividend may qualify for the corporate dividends-received deduction, subject to certain limitations. Distributions paid from the Fund's long-term capital gains are treated as long-term capital gains by shareholders for Federal income tax purposes, regardless of how long a
shareholder has held Fund shares.	The redemption of shares is a taxable
event, and a shareholder may realize a capital gain or capital loss. The individual tax rate on any gain from the redemption of Fund shares depends on how long the redeeming shareholder has held the Fund shares.  The Fund will report to redeeming shareholders the proceeds of the redemptions.
However, because the tax consequences of a redemption will also depend on the shareholder's basis in the redeemed shares for tax purposes, shareholders should retain their account statements for use in determining
 their tax liability on a redemption.  	At the time of the shareholder's
purchase, the Fund's net asset value may reflect undistributed income or capital gains.  A subsequent distribution of these amounts by the Fund will be taxable to the shareholder even though the distribution economically
 is a return of part of the shareholder's investment.  	Keep in mind that if
 you purchase shares in the Fund shortly before the record date for a dividend or capital gains distribution, regardless of whether you are investing your distributions or receiving them in cash, you will be assessed taxes on the amount of the capital gain and/or dividend distribution later paid even though you owned the Fund shares for just a short period of time.
 While the total value of your investment will be the same after the distribution - the amount of the distribution will offset the drop in the net asset value of the shares - you should be aware of the tax implications the timing of your purchase may have.  Prospective investors should, therefore, inquire about potential distributions before investing.
	Fund distributions and gains from the redemption of Fund shares generally will be subject to state and local income tax. Non-U.S. investors may be
 subject to U.S. withholding and estate tax. 	The Fund is required to
withhold 31% of taxable distributions and redemption proceeds if you do not provide your correct social security number or taxpayer identification
 number, or if the IRS instructs the Fund to do so.	This tax discussion
provides general information only. You should consult your own tax advisor regarding the federal, state, local or foreign tax consequences of investing in the Fund. Additional information on tax matters is included in the Statement of Additional Information.

SHAREHOLDER INFORMATION

General information about the Fund may be requested in writing to the shareholder servicing department of the Fund at 60 East 42nd Street, Suite 1112, New York, NY 10165 or by calling the Fund at (212) 687-1473 or (800) 435-5076.

APPENDIX A - RATINGS
Excerpts from Standard & Poor's Rating Group ("S&P") description of its bond ratings: AAA--highest grade obligations. They possess the ultimate degree of protection as to principal and interest; AA--also qualify as high grade obligations, and in the majority of instances differ from AAA issues only in a small degree; A--strong ability to pay interest and repay principal although more susceptible to changes in circumstances; BBB--regarded as having an adequate capacity to pay interest and repay principal; BB, B, CCC, CC--regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions; C--reserved for income bonds on which no interest is being paid;
D--in default, and payment of interest and/or repayment of principal is in arrears.

[Back Cover]

DARUMA MID-CAP VALUE FUND

Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. You can find more detailed information about the Fund in the current Statement of Additional
 Information (the "SAI"), which we have filed electronically with the Securities and Exchange Commission (the "SEC") and which is legally a part of this prospectus. If you want a free copy of the SAI, the annual report or semi-annual report, or if you have any questions about investing in the Fund, you can write us at 60 East 42nd Street, Suite 1112, New York,
 NY 10165, or call us toll-free at (800) 435-5076.

You can find reports and other information about the Fund on the SEC Internet site at http://www.sec.gov, or you can get copies of this information, after payment of a duplicating fee, by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-6009. Information about the Fund, including the SAI, can be reviewed and copied at the SEC's Public Reference Room in
Washington, D.C. You can receive information on the public reference room by calling the SEC at 1-800-SEC-0330.

Shareholder Information
(800) 435-5076

E-mail
daruma@darumany.com

Investment Company Act
File Number 811-07621
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